Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	TFLIC Series Annuity Account

File No. 811-10417, CIK: 0001142696

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Series Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, (CIK: 0000778207);

•	Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016, 0000927384).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President
Transamerica Financial Life Insurance Company